UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: (Date of earliest event reported): September 16, 1998


                          Unilab Corporation ("Unilab")
             (Exact name of registrant as specified in its charter)


                                   Delaware
                 (State or other jurisdiction of incorporation)


             33-77286                              95-4415490
     (Commission File Number)          (I.R.S. Employer Identification Number)


 18448 Oxnard Street, Tarzana, California                       91356
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (818) 996-7300


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(Former name or former address, if changed since last report)


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Item 5.   Other Events

          On September 16, 1998, Unilab executed an agreement to acquire substantially all of the assets of Meris Laboratories, Inc., as described in the attached press release.

Item 7.   Financial Statements, Pro Forma Financial Information and  Exhibits

          (c)      Exhibit

          99.1     Press Release, dated September 17, 1998.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 17, 1998          UNILAB CORPORATION



                                     By:     /s/ Mark L. Bibi
                                     Name:   Mark L. Bibi
                                     Title:  Executive Vice President,
                                             Secretary and General Counsel